Financial Instruments	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial Instruments
27	Financial Instruments

27.1	Financial instruments by category

		12.31.2020
	Note	Amortized cost	Fair value through other comprehensive income	Fair value through profit or loss	Total
Assets
Cash and cash equivalents	6	1,883.1	—	—	1,883.1
Financial investments	7	51.8	513.0	304.4	869.2
Guarantee Deposits		1.7	—	—	1.7
Collateralized accounts receivable		13.9	—	—	13.9
Contract assets	31	461.8	—	—	461.8
Trade accounts receivable, net	8	203.4	—	—	203.4
Customer and commercial financing		29.9	—	—	29.9
Derivative financial instruments	9	—	—	9.6	9.6
Other Assets	11	52.0	—	—	52.0

		2,697.6	513.0	314.0	3,524.6

Liabilities
Loans and financing	20	4,448.0	—	—	4,448.0
Trade accounts payable and other liabilities		772.3	22.2	—	794.5
Lease liability	16	64.7	—	—	64.7
Financial guarantee and of residual value	24	34.6	—	86.2	120.8
Derivative financial instruments	9	—	—	9.9	9.9
Other liabilities		213.0	—	—	213.0

		5,532.6	22.2	96.1	5,650.9

		12.31.2019
	Note	Amortized cost	Fair value through profit or loss	Total
Assets
Cash and cash equivalents	6	855.2	—	855.2
Financial investments	7	—	424.7	424.7
Guarantee Deposits		0.6	—	0.6
Collateralized accounts receivable		17.6	—	17.6
Contract assets	31	461.9	—	461.9
Trade accounts receivable, net	8	149.4	—	149.4
Derivative financial instruments	9	—	2.1	2.1
Other Assets	11	34.5	—	34.5

		1,519.2	426.8	1,946.0

Liabilities
Loans and financing	20	91.0	—	91.0
Trade accounts payable and other liabilities		550.8	—	550.8
Lease liability	16	38.6	—	38.6
Derivative financial instruments	9	—	4.5	4.5
Other liabilities		128.7	—	128.7

		809.1	4.5	813.6

As of December 31, 2019, the following financial assets and liabilities were included in the group of assets and liabilities held for sale (Note 5):

	Classification and measurement			Carrying amounts and fair value comparison
	Amortized cost	Fair value throguh profit or loss	Fair value hierarchy	Book value	Fair value
Financial assets
Cash and cash equivalents	1,452.5	—		1,452.5	1,452.5
Financial investments	47.5	—		47.5	—

Corporate bonds - 2.4% p.a. maturing on 2022	47.5	—		47.5	—
Trade accounts receivable, net of expected credit losses of US$ 30.0	144.6	—		144.6	144.6
Customer and commercial financing	10.7	—		10.7	10.7
Guarantee deposits	0.5	—		0.5	0.5
Other assets	111.6	—		111.6	111.6
Financial liabilities
Loans and financing	3,301.3	—		3,301.3	3,614.1

Bonds – US$, maturing on 2020 to 2027	2,949.9	—		2,949.9	3,264.5
Working capital – US$, maturing on 2021 to 2030	325.4	—		325.4	323.4
Working capital – EUR, maturing on 2023 to 2026	20.6	—		20.6	20.6
Bonds – US$, maturing on 2030	5.4	—		5.4	5.6
Lease liability	9.4	—		9.4	9.4
Trade accounts payable	474.7	—		474.7	474.7
Residual value guarantee	—	129.6	Level 3	129.6	129.6
Other payables	132.5	—		132.5	132.5

27.2	Fair value of financial instruments
The fair value of the Company’s financial assets and liabilities was determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to generate estimates of fair values. Consequently, the estimates presented below are not necessarily indicative of the amounts that might be realized in current market exchange. The use of different assumptions and/or methodologies could have a material effect on the estimated realizable values.

The following methods were used to estimate the fair value of each category of financial instrument for which it is possible to estimate the fair value.
The carrying amounts of cash, financial investments, accounts receivable, customer and commercial financing, other financial assets and current liabilities are approximately at their fair values. The methods below were used to estimate the fair value of other class of financial instruments for which fair value is adopted.
Financial investments – The fair value of securities measured at amortized cost is estimated by the discounted cash flow methodology. For investments in corporate bonds, the unit price on the last trading day at the end of the reporting period is multiplied by the amount invested.

Loans and financing – The fair value of bonds is the unit price on the last trading day at the end of the reporting period multiplied by the quantity issued.
For other loans and financing, fair value is based on the amount of contractual cash flows and the discount rate used is based on the rate for contracting of a new transaction in similar conditions or in the lack thereof, on the future curve for the flow of each obligation.
The Company considers “fair value” to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. The Company is able to classify fair value balances based on the observable inputs. The three Levels of the fair value hierarchy are as follows:

•
Level 1
- quoted prices are available in active markets for identical assets or liabilities at the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 primarily consists of financial instruments such as exchange-traded derivatives and listed equities. As of December 31, 2020, the Company had
no financial instrument classified as Level 1.

•
Level 2
- pricing inputs other than quoted prices in active markets included in level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Instruments in this category include non-exchange
traded derivatives such as swaps or
over-the-counter
forwards and options.

•
Level 3
- pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in Management’s best estimate of fair value. At each reporting date, the Company performs an analysis of all instruments and includes in Level 3 all of those whose fair value is based on significant unobservable inputs. Changes in the fair value of financial instruments classified as Level 3 are recognized in profit or loss for the year.

The following table lists the Company’s financial assets and liabilities by level within the fair value hierarchy. The Company’s assessment of the significance of an input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. On December 31, 2020, there were no changes in the fair value methodology of the financial instruments and, therefore, there were no transfers between levels.

		12.31.2020
	Note	Level 2	Level 3	Total	Fair value of the other financial instruments	Fair value	Book value
Assets
Cash and cash equivalents	6	—	—	—	1,883.1	1,883.1	1,883.1
Financial investments	7	761.5	55.9	817.4	51.8	869.2	869.2
Guarantee Deposits		—	—	—	1.7	1.7	1.7
Collateralized accounts receivable		—	—	—	13.9	13.9	13.9
Contract assets	31	—	—	—	461.8	461.8	461.8
Trade accounts receivable, net	8	—	—	—	203.4	203.4	203.4
Customer and commercial financing		—	—	—	36.3	36.3	29.9
Derivative financial instruments	9	9.6	—	9.6	—	9.6	9.6
Other Assets	11	—	—	—	52.0	52.0	52.0

		771.1	55.9	827.0	2,704.0	3,531.0	3,524.6

Liabilities
Loans and financing	20	—	—	—	4,448.0	4,319.7	4,448.0
Trade accounts payable and other liabilities		—	22.2	22.2	772.3	794.5	794.5
Lease liability	16	—	—	—	64.7	64.7	64.7
Financial guarantee and of residual value	24	—	86.2	86.2	34.6	120.8	120.8
Derivative financial instruments	9	9.9	—	9.9	—	9.9	9.9
Other liabilities		—	—	—	213.0	213.0	213.0

		9.9	108.4	118.3	5,532.6	5,522.6	5,650.9

		12.31.2019
	Note	Level 2	Level 3	Total	Fair value of the other financial instruments	Fair value	Book value
Assets
Cash and cash equivalents	6	—	—	—	855.2	855.2	855.2
Financial investments	7	364.1	60.6	424.7	—	424.7	424.7
Guarantee Deposits		—	—	—	0.6	0.6	0.6
Collateralized accounts receivable		—	—	—	17.6	17.6	17.6
Contract assets	31	—	—	—	461.9	461.9	461.9
Trade accounts receivable, net	8	—	—	—	149.4	149.4	149.4
Derivative financial instruments	9	2.1	—	2.1	—	2.1	2.1
Other assets	11	—	—	—	34.5	34.5	34.5

		366.2	60.6	426.8	1,519.2	1,946.0	1,946.0

Liabilities
Loans and financing	20	—	—	—	91.0	85.1	91.0
Trade accounts payable and other liabilities		—	—	—	550.8	550.8	550.8
Lease liability	16	—	—	—	38.6	38.6	38.6
Derivative financial instruments	9	4.5	—	4.5	—	4.5	4.5
Other liabilities		—	—	—	128.7	128.7	128.7

		4.5	—	4.5	809.1	807.7	813.6

	Fair value of financial instruments using significant unobservable inputs (level 3)
	Assets	Liabilities
At 12.31.2018	59.9	125.4

Changes in fair value	0.7	4.2
Reclassification to held for sale	—	(129.6)

At 12.31.2019	60.6	—

Additions	—	22.2
Changes in fair value	(4.1)	(9.7)
Exchange variation	(0.6)	—
Reclassification	—	(33.7)
Reclassification from held for sale	—	129.6

At 12.31.2020	55.9	108.4

Changes in fair value of Level 3 financial instruments measured at FVTPL are recognized in the consolidated statements of income – changes related to the financial assets (financial investment in equity securities) are recognized in the line of other operating expenses, net, and changes in the financial liabilities (financial guarantees) are recognized as financial expense, net.

27.3	Financial risk management policy

The Company has and follows a risk management policy, which involves the diversification of transactions and counterparties, with the objective of identifying the risks related to the financial transactions, as well as the operational directives related to these financial transactions. The policy provides for regular monitoring and management of the nature and general situation of the financial risks in order to assess the results and the financial impact on cash flows. The credit limits and risk rating of the counterparties are also reviewed periodically.
The Company’s risk management policy is part of the financial management policy established by the Executive Directors and approved by the Board of Directors and provides for monitoring by a Financial Management Committee. Under this policy, the market risks are mitigated when there are no offsetting elements in the Company’s operations and when it is considered necessary to support the corporate strategy. The Company’s internal control procedures provide for consolidated monitoring and supervision of the financial results and of the impact on cash flows.
The Financial Management Committee assists the Financial Department in examining and reviewing information in relation to the economic scenario and its potential impact on the Company’s operations, including significant risk management policies, procedures, and practices.
The financial risk management policy includes the use of derivative financial instruments to mitigate the effects of interest rate fluctuations and to reduce the exposure to exchange rate risk. The use of these instruments for speculative purposes is forbidden.

27.3.1	Capital management
The Company uses capital management to ensure the continuity of its investment program and offer a return to its shareholders and benefits to its stakeholders and to maintain an optimized capital structure in order to reduce costs.
The Company may review its dividends payment policy, payback capital to the shareholders, issue new shares or sell assets in order to maintain or adjust its capital structure (to reduce indebtedness, for instance).
Liquidity and the leverage level are constantly monitored in order to mitigate refinancing risk and to maximize the return to the shareholders. The ratio between the liquidity and the return to the shareholders may be changed pursuant to the assessment of the Board of Directors.
As of December 31, 2020, the cash and cash equivalents and financial investments were
lower than the financial indebtedness of the Company (net debt) by US$ 1,695.7 (US$ 612.4 as of December 31, 2019 including assets and liabilities held for sale).
Of the total financial indebtedness as of December 31, 2020, 8.5% was short-term (6.3% as of December 31, 2019) and the average weighted term was equivalent to 4.4 years on December 31, 2020 (4.8 years as of December 31, 2019 including assets and liabilities held for sale).

27.3.2	Credit risk
Credit risk is the risk of a counterparty to a transaction not meeting an obligation established in a financial instrument, or in the negotiation of sales to customers, leading to a financial loss. The Company is exposed to credit risk in its operational activities, cash held in banks and other investments in financial instruments held in financial institutions.

•	Cash and cash equivalents and financial investments
The credit risk of cash and cash equivalents and financial investments which is managed by the Financial Department is in accordance with the risk management policy. The credit limit of counterparties is reviewed on a daily basis in order to not to exceed the limits established mitigating possible losses generated by the bankruptcy of a counterparty, as well as transactions are carried out with counterparties with investment grade by risk rating agencies (
Fitch
,
Moody’s
e
Standard and Poor’s
). The Financial Management Committee assists the Financial Department in examining and reviewing operations with counterparties.
As of December 31, 2020, all financial investments measured at amortized cost, at fair value through other comprehensive income and at fair value through profit or loss are considered as low credit risk and are in compliance
.
This definition is aligned with the financial and risk management policy of the Company.
The result from the expected credit loss model set forth in IFRS 9 for balances of cash and cash equivalents and financial investments was immaterial as of December 31, 2020 and 2019.

•	Trade accounts receivable and contract assets with customers
The Company may incur losses on amounts receivable from sales of spare parts and services to customers. To reduce the risk, Management performs an internal credit risk analysis which considers qualitative factors, such as past experiences, and quantitative factors, when applicable, related to external financial information. If the risk increases and/ or the customer present overdue amounts, the supply of spare parts and services can be stopped by the Company, which impacts its fleet operations.
The Company applies IFRS 9 simplified approach to the measurement of expected credit losses on trade accounts receivable balances (Note 8).
In order to calculate the expected credit losses, receivables are grouped by the period the items are outstanding, and an expected loss factor is applied based on actual credit loss experiences of each past period, which gradually increases as long as the receivable remains outstanding in portfolio. For receivables not overdue, the expected credit loss is calculated using past 10 years’ experience of losses and monitoring of forward trends. As of December 31, 2020, the initial expected loss factor under the methodology was 1.4%, except for the Commercial Aviation business unit as explained below.
As a result of the economic downturn environment generated by the crisis of the
COVID-19
pandemic and its significant impacts mainly related to the commercial jets market (Commercial Aviation), the Company applied economy trends and customers data based on the main rating agencies in order to estimate the expected credit losses over the short-term receivables of such business unit during the crisis and increased the expected loss factor in the period to 11.6%. Customers with significant increase in credit risk in the period (under judicial recovery measures or bankruptcy processes), were subject to a case-by-case
analysis and an additional provision was recognized based on the Management’s best estimate. Both actions taken increased the expected credit loss provision by US$ 52.6 for the fiscal year ended December 31, 2020.
Contract assets refer to contracts in progress that have not been billed, mainly related to development contracts recognized over time in the Defense & Security segment.
The credit risk characteristic of the Company’s customers is different for the Defense & Security segment, since the counterparties refer only to government entities and agencies. The risk in this case is associated with the sovereign risk of each country, especially Brazil, as well as with the continuity of strategic projects under development, for which the Company usually has the enforceable right to receive for the performance completed to date. The Company historically has not presented losses in the trade accounts receivable and contract assets balances with these counterparties. As of December 31, 2020, there was a limited number of demands with Defense & Security customers under administrative and legal treatments in relation to commercial relationships already terminated and for which, due to the actual status of the demands, the Company recorded an expected credit loss provision in the amount of US$ 3.4.
Trade accounts receivable and contract assets are written off when there is no reasonable expectation of recovery. Indications include, among others, the inability of the debtor to participate in a plan to renegotiate its debt or possible legal actions have been exhausted.

•	Customer and commercial financing
For the balances of customer and commercial financing, the Company applies the lifetime model to estimate the expected credit losses, considering the probability of default based on contractual terms and deducting the fair value of collateral components. In relation to certain transactions of customer financing of parts and services provided renegotiated as part of the
COVID-19
pandemic outbreak (as mentioned on Note 1.1.2), the financing transactions are unsecured, which increases the expected credit loss factor calculated under the lifetime model.
As of December 31, 2020, expected credit losses in the amount of US$ 19.1 were recognized over customer and commercial financing balances.

•	Other financial assets
Other financial assets measured as at amortized cost includes guarantee deposits, collateralized accounts receivable, court-mandated escrow deposits and loan with joint operation. The result of the expected credit losses model set forth in IFRS 9 for other financial assets was immaterial.
Also, the Company has guarantees, such as guarantee deposits in financial institutions rated as investment grade, pledge assets or other contractual guarantees, which also mitigates the risk of financial loss in these assets.

27.3.3	Liquidity risk
This is the risk of the Company not having enough funds to honor its financial commitments as a result of a mismatch of terms or volumes of estimated receipts and payments.
Projections and assumptions are established to manage the liquidity of cash in U.S. dollars and Reais, in accordance with the financial management policy, based on contracts for future disbursements and receipts, and monitored periodically by the Company. Accordingly, possible mismatches are detected well in advance allowing the Company to adopt mitigation measures to reduce risks and financial cost.

The following table provides additional information related to undiscounted contractual obligations and commercial commitments and their respective maturities:

	Cash Flow	Less than one year	One to three years	Three to five years	More than five years
At December 31, 2020
Loans and financing	5,749.5	568.0	1,591.6	1,666.1	1,923.8
Trade accounts payable	502.3	502.3	—	—	—
Recourse and non recourse debt	13.9	4.2	6.5	3.2	—
Financial guarantees	125.2	42.6	44.1	36.6	1.9
Lease liability	64.7	10.1	19.4	11.9	23.3
Other liabilities	212.8	11.4	49.5	134.5	17.4

Total	6,668.4	1,138.6	1,711.1	1,852.3	1,966.4

At December 31, 2019	Cash Flow	Less than one year	One to three years	Three to five years	More than five years
Included in the statement of financial position

Loans and financing (restated*)	102.7	15.8	42.7	10.5	33.7
Trade accounts payable	358.0	358.0	—	—	—
Lease liability	38.6	7.5	12.1	5.0	14.0
Recourse and non recourse debt	17.6	4.0	7.9	4.4	1.3
Other liabilities (restated*)	128.7	3.3	52.8	70.9	1.7

Subtotal	645.6	388.6	115.5	90.8	50.7

Included in assets and liabilities held for sale (Note 5)

Loans and financing	4,141.3	330.8	1,012.5	781.4	2,016.6
Trade accounts payable	474.7	474.7	—	—	—
Lease liability	9.4	2.3	5.6	0.7	0.8
Financial guarantee and residual value guarantee	140.3	30.8	50.5	47.0	12.0
Other liabilities	132.5	127.3	5.2	—	—

Subtotal	4,898.2	965.9	1,073.8	829.1	2,029.4

Total cash flows	5,543.8	1,354.5	1,189.3	919.9	2,080.1

*
Total cash flows of the loans and financing and other liabilities included in the statement of financial position as of December 31, 2019, previously reported in the total amounts of US$ 145.8 and US$ 128.1, respectively, has been reviewed and restated by the Company to reflect the correct future cash flows under the firm contractual obligations and commercial commitments as of that reporting period.

The table above shows the outstanding principal and interest if applicable at the maturity dates. In the case of the fixed rate liabilities, interest expense was calculated based on the rate established in each debt contract. Interest expense on floating rate liabilities was calculated based on a market forecast for each period (e.g. LIBOR 6m - 12m).

27.3.4	Market risk

a)	Interest rate risk
This risk arises from the possibility of the Company incurring losses on the fluctuation of floating interest rates, which might increase financial expenses of financial liabilities, and/ or decrease financial income of financial assets, as well as negatively impacting the fair value of financial assets measured as at fair value. The lines of the consolidated financial statements most affected by interest rate risks are:

•
Cash, cash equivalents and financial investments – the Company’s policy for managing the risk of fluctuations in interest rates on financial investments is to maintain a system to measure market risk, which consists of an aggregate analysis of variety of risk factors that might affect the return of those investments.

•
Loans and financing – the Company monitors financial markets with the purpose of evaluate hedge structures (derivative transactions) in compliance with the financial and risk management policy to protect its exposure risks of volatility in foreign currency and interest rates.

At December 31, 2020, the Company’s cash, cash equivalents, financial investments and loans and financing were indexed as follows:

Without derivative effect	Pre-fixed		Post-fixed		Total
	Amount	%	Amount	%	Amount	%
Cash, cash equivalents and financial investments	2,610.3	94.84%	142.1	5.16%	2,752.4	100.00%
Loans and financing	3,577.0	80.42%	871.0	19.58%	4,448.0	100.00%

With derivative effect	Pre-fixed		Post-fixed		Total
	Amount	%	Amount	%	Amount	%
Cash, cash equivalents and financial investments	2,610.3	94.84%	142.1	5.16%	2,752.4	100.00%
Loans and financing	3,969.2	89.24%	478.8	10.76%	4,448.0	100.00%

At December 31, 2020, the Company’s cash equivalents and post -fixed financing were indexed as follows:

	Without derivative effect		With derivative effect
	Amount	%	Amount	%
Cash equivalents and financial investments	78.8	100.00%	78.8	100.00%
CDI	78.8	100.00%	78.8	100.00%

Loans and financing	870.8	100.01%	478.6	100.00%
TJLP	0.4	0.05%	0.4	0.08%
Libor	781.0	89.69%	417.2	87.18%
CDI	53.0	6.09%	24.6	5.14%
SIFMA	32.9	3.78%	32.9	6.87%
IPCA	3.5	0.40%	3.5	0.73%

b)	Foreign exchange rate risk
Consequently, the Company’s operations most exposed to foreign exchange gains/losses are those denominated in Reais (labor costs, tax issues, local expenses, financial investments and loans and financing) as well as investments in subsidiaries in currencies other than the US dollar.
Company policy for protection against foreign exchange risks on assets and liabilities is mainly based on seeking to maintain a balance between assets and liabilities indexed in each currency and management of foreign currency purchases and sales to ensure that, on realization of the transactions contracted, this natural hedge will occur. This policy minimizes the effect of exchange rate changes on assets and liabilities already contracted, but do not protect against the risk of fluctuations in future results due to appreciation or depreciation of the real that can, when measured in dollars, result in an increase or reduction in the portion of costs denominated in reais.
Under certain market conditions, the Company may protect itself against potential future mismatches of expenses and revenues denominated in foreign currency, to minimize the effects of future exchange variations on the Company’s consolidated statements of income.
Efforts to minimize the foreign exchange risk for rights and liabilities denominated in currencies other than the functional currency may involve transactions with derivatives, such as swaps, exchange options and
Non-Deliverable
Forwards (“NDF”) (Note 9).
At December 31, 2020, the Company had the following amounts of financial assets and liabilities denominated in several currencies:

	12.31.2020	12.31.2019
Loans and financing
Brazilian reais	83.4	43.1
U.S. dollars	4,342.2	47.9
Euro	22.4	—

	4,448.0	91.0

Trade accounts payable
Brazilian reais	54.3	73.3
U.S. dollars	385.6	248.0
Euro	61.1	35.3
Other currencies	1.3	1.4

	502.3	358.0

Total (1)	4,950.3	449.0

Cash and cash equivalents and financial investments
Brazilian reais	89.5	128.7
U.S. dollars	2,617.6	1,044.0
Euro	42.8	105.7
Other currencies	2.4	1.5

	2,752.3	1,279.9

Trade accounts receivable:
Brazilian reais	6.5	6.3
U.S. dollars	173.7	120.0
Euro	23.2	23.1

	203.4	149.4

Total (2)	2,955.7	1,429.3

Net exposure (1 - 2):
Brazilian reais	41.7	(18.6)
U.S. dollars	1,936.5	(868.1)
Euro	17.5	(93.5)
Other currencies	(1.1)	(0.1)
The Company has other financial assets and liabilities that are also influenced by foreign exchange variations that are not included in the table above. These are used to minimize exposure in the currencies presented.

27.4	Sensitivity analysis
In order to present positive and negative variations of 25% and 50% in the risk variable considered, a sensitivity analysis of the financial instruments, including derivatives, is presented below describing the effects on the monetary and foreign exchange variations on the financial income and expense, as well as in the consolidated shareholders’ equity, determined on the balances recorded at December 31, 2020, in the event of such variations in the risk component.
However, statistical simplifications were made in isolating the variability of the risk factors in question. Consequently, the following estimates do not necessarily represent the amounts that might be determined in future consolidated financial statements. The use of different hypotheses and/or methodologies could have a material effect on the estimates presented below.

27.4.1	Methodology
Considering the assumption that balances remain constant as compared to December 31, 2020, the Company calculates the interest and exchange variation differential for each of the projected scenarios.
The assessment of the amounts exposed to interest rate risk considers only the risks for the financial statement, therefore operations subject to fixed interest rates were not included. The probable scenario is supported by an average of market projections, observed through Bloomberg, for the related financial indexes and rates in a period of up to 3 months from reporting date, and positive and negative variations of 25% and 50% were applied to the indexes and rates in force as of the reporting date.

In the sensitivity analysis of derivative contracts, positive and negative variations of 25% and 50% were applied to the market yield curve (as observed in B3) as of the reporting date.

27.4.2	Interest risk factor

			Additional variations in book balances (*)
	Risk factor	Amounts exposed at 12.31.2020	-50%	-25%	Probable scenario	+25%	+50%
Cash equivalents and financial investments	CDI	78.8	(0.7)	(0.3)	0.1	0.5	0.9
Loans and financing	CDI	(53.0)	(0.5)	(0.2)	0.1	0.4	0.6

Net impact	CDI	25.8	(1.2)	(0.5)	0.2	0.9	1.5

Loans and financing	LIBOR	(781.0)	1.2	0.8	0.5	0.1	(0.3)

Net impact	LIBOR	(781.0)	1.2	0.8	0.5	0.1	(0.3)

Loans and financing	TJLP	(0.4)	—	—	—	—	—

Net impact	TJLP	(0.4)	—	—	—	—	—

Loans and financing	IPCA	(3.5)	0.1	—	—	—	(0.1)

Net impact	IPCA	(3.5)	0.1	—	—	—	(0.1)

Rates considered	CDI	1.90%	1.03%	1.54%	2.05%	2.56%	3.08%
Rates considered	LIBOR 6M	0.26%	0.10%	0.15%	0.20%	0.25%	0.30%
Rates considered	TJLP	4.55%	2.20%	3.29%	4.39%	5.49%	6.59%
Rates considered	IPCA	4.52%	2.49%	3.74%	4.98%	6.23%	7.47%

(*)	The positive and negative variations of 25% and 50% were applied on the rates in effect at 12.31.2020

27.4.3	Foreign exchange risk factor

			Additional variations in book balances (*)
	Risk factor	Amounts exposed at 12.31.2020	-50%	-25%	Probable scenario	+25%	+50%
Assets		384.8	193.0	97.1	1.2	(94.6)	(190.6)

Cash, cash equivalents and financial investments	R$	89.5	44.9	22.6	0.3	(22.0)	(44.4)
Other assets	R$	295.3	148.1	74.5	0.9	(72.6)	(146.2)

Liabilities		(358.4)	(179.7)	(90.5)	(1.2)	88.1	177.5

Loans and financing	R$	(83.4)	(41.8)	(21.1)	(0.3)	20.5	41.3
Other liabilities	R$	(275.0)	(137.9)	(69.4)	(0.9)	67.6	136.2

Net impact		26.4	13.3	6.6	—	(6.5)	(13.1)

Exchange rate considered		5.1967	2.5900	3.8850	5.1800	6.4750	7.7700

(*)	The positive and negative variations of 25% and 50% were applied on the rates

27.4.4	Derivative contracts

			Additional variations in book balances (*)
	Risk factor	Amounts exposed at 12.31.2020	-50%	-25%	Probable scenario	+25%	+50%
Derivative Designated as Hedge Accounting
Interest swap - fair value hedge	CDI	0.8	0.1	—	(0.1)	(0.2)	(0.3)
Hedge destinated as cash flow hedge	US$/R$	7.1	43.0	15.6	(4.1)	(16.1)	(33.4)
Hedge desifnated as cash flow hedge	LIBOR	(0.1)	(0.3)	(0.2)	(0.1)	—	0.1
Foreign exchange swap - interest designated as cash flow	CDI	1.4	26.4	13.2	0.2	(12.9)	(26.0)

Other derivatives
Interest swap	LIBOR	(9.7)	(2.9)	(2.0)	(1.0)	(0.1)	0.8
Foreign Exchange option	EUR/US$	0.3	(1.8)	(1.0)	(0.3)	0.5	1.2

Total		(0.2)	64.5	25.6	(5.4)	(28.8)	(57.6)

Rate considered	LIBOR	0.26%	0.10%	0.15%	0.20%	0.25%	0.30%
Rate considered	CDI	1.90%	1.03%	1.54%	2.05%	2.56%	3.08%
Rate considered	US$/R$	5.1967	2.5900	3.8850	5.1800	6.4750	7.7700
Rate considered	EUR/US$	1.2271	0.6050	0.9075	1.2100	1.5125	1.8150

(*)	The positive and negative variations of 25% and 50% were applied on the rates